[EATON VANCE LOGO]

Investing for the 21st Century

EATON VANCE
EMERGING
GROWTH
FUND

Global Management-Global Distribution

Annual Report December 31, 1999



Eaton Vance Emerging Growth Fund as of December 31, 1999

LETTER TO SHAREHOLDERS

[PHOTO WITH CAPTION "JAMES B, HAWKES, PRESIDENT"]

Eaton Vance Emerging Growth Fund had a total return of 109.14% for the year ended December 31, 1999. That return was the result of an increase in net asset value per share (NAV) from $12.44 on December 31, 1998 to $22.63 on December 31, 1999, and the reinvestment of $0.028 in dividends and $2.965 in capital gains.1

The Fund's performance far outdistanced the S&P 600 SmallCap Index -- a widely recognized, unmanaged index of small capitalization stocks -- which had a total return of 39.42% for the same period.2

A robust economy and tame inflation
provided an excellent backdrop for
the U.S. equity markets in 1999...

The U.S. economy continued to expand strongly in the past year, with gross domestic product rising at a 5.8% pace in the fourth quarter. With unemployment at a 30-year low, consumer confidence remained high, providing a boost to retail activity. Interestingly, though, the robust economy and ebullient consumer attitudes have not resulted in higher inflation. The Federal Reserve raised its benchmark Federal Funds rate three times during the year in a preemptive strike. However, continuing global competition, increased productivity and the enhanced use of technology have generally helped keep inflation pressures in check.

The new century promises
major opportunities in
emerging growth companies...

On the strength of innovation and technological advances, many small companies generated strong revenue growth in 1999. Developments in the Internet and biotechnology provided a glimpse of changes in store as the new century approaches. With the integration of the world economy, small companies now have a global market to cultivate, suggesting enormous opportunities in emerging growth stocks. Eaton Vance Emerging Growth Fund will continue to focus on those opportunities.

As we look ahead, we can certainly anticipate continued volatility in the stock market. By historical standards, the valuations of many stocks and certain market sectors are quite extended. Over the long term, however, we remain confident about the superior earnings potential of selected small-cap stocks. In the following pages, portfolio manager Edward Smiley discusses the past 12 months and offers his outlook for emerging growth companies in the year ahead.

Sincerely,

/s/ James B. Hawkes

James B. Hawkes
President
February 9, 2000


-----------------------------------------------
Fund Information
as of December 31, 1999

Performance3
-----------------------------------------------
Average Annual Total Return
-----------------------------------------------
One year                                109.14%
Life of Fund (1/2/97)                    42.15

SEC Average Annual Total Return
-----------------------------------------------
One year                                  97.10%
Life of Fund (1/2/97)                     39.37

Ten Largest Holdings4
-----------------------------------------------
Diamond Technology Partners, Inc. Class A  2.3%
Glenayre Technologies, Inc.                2.3
Sycamore Networks, Inc.                    2.1
The Men's Wearhouse, Inc.                  2.0
Great Plains Software, Inc.                2.0
MiniMed, Inc.                              2.0
Razorfish, Inc.                            1.8
Doubleclick, Inc.                          1.8
Art Technology Group. Inc.                 1.8
Dallas Semiconductor Corp.                 1.7


1 This return does not include the Fund's maximum 5.75% sales charge.

2 It is not possible to invest directly in an Index.

3 Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. SEC average annual return reflects the Fund's maximum 5.75% sales charge.

4 Because the Fund is actively managed, regional and industry weightings are subject to change. Ten largest holdings represent 19.9% of the Fund's net assets.

  Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.


Eaton Vance Emerging Growth Fund as of December 31, 1999

MANAGEMENT DISCUSSION

[PHOTO WITH CAPTION "EDWARD E. (JACK) SMILEY, JR., PORTFOLIO MANAGER"]

An interview with
Edward E. (Jack) Smiley, Jr.,
portfolio manager of
Eaton Vance
Emerging Growth Fund

Q: Jack, 1999 was a remarkable year for the U.S. equity markets. How would you characterize the climate for emerging growth stocks?

A: The climate was vastly improved in 1999, as emerging growth stocks gained ground on their large-cap counterparts. That followed a period of several years during which the small-cap universe has significantly underperformed large-caps. These stocks were extremely undervalued, a discrepancy exaggerated by the institutional trend toward indexing, which, of necessity, resulted in a flow of investments toward large-cap stocks.

That investment flow shifted somewhat in 1999. With large-cap valuations at historical highs, investors started taking a look at smaller stocks. Many smaller companies in technology, communications and biotech have established strong earnings momentum in recent years. At recent undervalued levels, investors have taken notice.

The emerging growth stock universe was also characterized by an increasing number of initial public offerings. The Fund's performance benefited substantially from this trend, because of the Fund's relatively small size. As the Fund's assets grow over time, IPO activity will have a less dramatic effect on the Fund's performance.

Q:  What is behind the earnings growth of these smaller companies?

A: In many segments of the economy, smaller companies are using technology to develop new products and services. Technology has generally helped increase productivity throughout the economy, making businesses more efficient, improving inventory management and reducing the paperwork logjam in areas such as health care. Companies that have contributed to this growing trend have enjoyed strong demand for their products. And, because they contribute to increased productivity, product demand tends to be less impacted by fluctuations in the economy.

Q:  What was the main driver of the Fund's performance during the past year?

A: One of the Fund's most successful themes in 1999 was the "business-to-business" segment of the economy. Commerce One is a good example of the Fund's investments in this area. Through its Global Training Web, the company provides electronic commerce capabilities that link business buyers with vendors over the Internet. By automating the supply chain, businesses can acquire goods more efficiently and at the best price available. In addition to its customer base of utilities, finance, telecom and transportation companies, Commerce One recently reached an agreement to provide electronic commerce solutions for auto giant General Motors.


Five Largest Industry Weightings1
--------------------------------------------------------------

Information Services                                     16.5%

Computer Software                                        10.7%

Business Products & Services                             10.0%

Electronics/Semiconductors                                8.7%

Communications Equipment                                  8.7%

1 Because the Fund is actively managed, Industry Weightings are subject to change.

-----------------------------------------------------------------------
Mutual fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.
-----------------------------------------------------------------------



Scient Corp. is another business-to-business story. The company helps customers improve their competitiveness and efficiency through the use of technology and the Internet. Scient Corp.'s services include strategy consulting, systems architecture and Internet design.

Q: Talk of the Internet seems to dominate the news these days. What ways have you found to participate in the sector?

A: We've owned a number of companies that provide services to companies doing business on the Internet. Diamond Technology Partners is a good example. The company helps its clients develop strategies for participating in e-commerce. Clearly, there has been a rush to the Internet by companies across many industries. But without good planning and strategy, these companies risk becoming just another "dot.com." Diamond has helped its customers fine-tune their Internet strategies and optimize the Internet as a marketing tool. As a result, the company enjoyed strong revenue growth, and a 46% jump in earnings in the first half of 1999.

Q:  Are semiconductors still part of the Fund's investment strategy?

A: Yes. The semiconductor sector has been a major beneficiary of the continuing fast growth in communications, business networking and the Internet, and the Fund has had a significant exposure to chip manufacturers. Applied Micro Circuits Corp. is a leading manufacturer of high-bandwidth silicon for fiber optic networks. Through the use of new process technologies, the company is able to produce integrated circuits that enable telecom service providers to transport increased volumes of voice and data through the fiber optic networks. The company enjoyed strong revenue growth and improving margins in its second quarter and saw earnings rise 29.8% over the same period a year ago.

Elsewhere in the semiconductor industry, Dallas Semiconductor Corp. makes high-performance integrated circuits. With a customer base that includes the telecom, industrial, medical and consumer markets, the company's products have applications in areas such as wireless handsets, networking, data storage, servers and a wide range of industrial equipment.

Q:  What other areas have you found attractive for emerging companies?

A: In the business services sector, Bisys Group, Inc. provides outsourcing services for the financial services industry, including check imaging for banks and accounting and transfer and brokerage transaction services for mutual funds. Consistent with the rapid growth in the nation's mutual fund and banking assets, Bisys continued to generate strong earnings growth.

Elsewhere in the business services area, Catalina Marketing Corp. performs marketing services for retailers. In addition to advertising, in-store-promotions and discount coupons, the company provides retail stores and manufacturers with increasingly sophisticated marketing data on the buying habits of shoppers.

Q:  Were there any sectors of the Fund that underperformed in 1999?

A: Yes. Financial stocks lagged the market considerably, finding it difficult to advance in an environment of rising interest rates. However, we did find some selected opportunities in the financial area. City National Corp. is the largest independent bank operating in Southern California. With 47 offices throughout the area and $6.7 billion in assets, City National has benefited from the strong California economy. Recently the bank introduced its eLink product, which offers online banking, brokerage, bill payment and customer access to accounts and services.



The energy sector had a very good year in absolute terms, but, like many value areas, trailed the stampede to technology. Some of our energy holdings turned in solid performances in 1999 and should continue to benefit from higher energy prices. Newfield Explora-tion Co., for example, is an independent oil and gas company involved in exploration and acquisition of energy properties, primarily in the Gulf of Mexico. The company has benefited in 1999 from a 31% increase in production and higher prices for gas and oil. The company also began to expand international ventures in 1999.

Q: Jack, what is your outlook for emerging growth stocks in the coming year?

A: Although emerging stocks continued the recovery started late in 1998, I believe they still have a good deal of ground to make up relative to large-cap stocks. According to historical standards, I believe the gap that has existed in recent years is very likely to narrow. And, while I believe technology and Internet-related companies should continue to register strong revenue growth, it's likely that some of the heretofore neglected areas of the market -- such as retailing, energy and financial services -- may begin to emerge.

The current economic expansion has now lasted longer than any other post war recovery. Through much of that recovery, the market has been dominated by large-cap stocks. As I indicated, I believe that we have entered the early stages of a recovery in smaller stocks. Small-cap companies with exciting new products and services have the potential to be the industry leaders of the future. I'm confident that the Fund is positioned to share in their future growth.


Comparison of Change in Value of a $10,000 Investment in Eaton Vance Emerging Growth Fund vs. the Standard
& Poor's Small Cap 600 Index*
January 31, 1997 -- December 31, 1999

               Eaton Vance           Fund,            S&P
             Emerging Growth    including max.     Small Cap
Date              Fund           sales charge         600
----         ---------------     ------------      ---------
1/31/97          $10,000             $9,427         $10,000
2/28/97           $9,324             $8,789          $9,793
3/31/97           $8,725             $8,226          $9,291
4/30/97           $8,745             $8,244          $9,405
5/31/97          $10,029             $9,455         $10,510
6/30/97          $10,549             $9,945         $10,975
7/31/97          $11,088            $10,453         $11,665
8/31/97          $11,245            $10,601         $11,959
9/30/97          $11,853            $11,174         $12,749
10/31/97         $11,412            $10,758         $12,198
11/30/97         $11,275            $10,628         $12,109
12/31/97         $11,692            $11,022         $12,354
1/31/98          $11,573            $10,910         $12,113
2/28/98          $12,490            $11,775         $13,217
3/31/98          $13,063            $12,314         $13,722
4/30/98          $13,289            $12,528         $13,802
5/31/98          $12,404            $11,693         $13,071
6/30/98          $13,052            $12,304         $13,108
7/31/98          $12,318            $11,612         $12,106
8/31/98           $9,997             $9,424          $9,770
9/30/98          $10,806            $10,187         $10,368
10/31/98         $11,389            $10,737         $10,849
11/30/98         $12,188            $11,490         $11,459
12/31/98         $13,475            $12,703         $12,190
1/31/99          $13,724            $12,937         $12,038
2/28/99          $12,890            $12,152         $10,953
3/31/99          $13,269            $12,509         $11,095
4/30/99          $13,713            $12,927         $11,828
5/31/99          $14,438            $13,611         $12,116
6/30/99          $15,629            $14,733         $12,805
7/31/99          $16,300            $15,366         $12,692
8/31/99          $16,332            $15,396         $12,134
9/30/99          $17,620            $16,610         $12,185
10/31/99         $20,553            $19,375         $12,154
11/30/99         $22,988            $21,671         $12,666
12/31/99         $28,158            $26,545         $13,703


Performance**
-----------------------------------------------
Average Annual Total Return
-----------------------------------------------
One year                                109.14%
Life of Fund (1/2/97)                    42.15

SEC Average Annual Total Return
-----------------------------------------------
One year                                 97.10%
Life of Fund (1/2/97)                    39.37

 * Source: TowersData, Bethesda, MD. Investment operations commenced 1/2/97. Index information is available only at month-end; therefore, the line comparison begins at the next month-end following the commencement of the Fund's investment operations.

   The chart compares the Fund's total return with that of the S&P 600 SmallCap Index, a broad-based, unmanaged market index of small-capitalization stocks. Returns are calculated by determining the percentage change in net asset value (NAV) with all distributions reinvested. The lines on the chart represent the total returns of $10,000 hypothetical investments in the Fund and the Index. The Index's total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Indices. It is not possible to invest directly in an Index.

** Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. SEC returns reflect the maximum 5.75% sales charge.
   Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.




Eaton Vance Emerging Growth Fund as of December 31, 1999

PORTFOLIO OF INVESTMENTS

Common Stocks -- 112.9%

Security                                              Shares            Value
-----------------------------------------------------------------------------
Advertising -- 0.8%
-----------------------------------------------------------------------------
Catalina Marketing Corp.*                                 50           $5,787
-----------------------------------------------------------------------------

Application Software -- 0.6%
-----------------------------------------------------------------------------
Remedy Corp.*                                            100           $4,737
-----------------------------------------------------------------------------

Auto Parts -- 1.3%
-----------------------------------------------------------------------------
Gentex Corp.*                                            350           $9,712
-----------------------------------------------------------------------------

Banks -- Regional -- 3.4%
-----------------------------------------------------------------------------
City National Corp.                                      300           $9,881
Cullen Frost Bankers, Inc.                               300            7,725
Peoples Heritage Financial Group, Inc.                   500            7,531
-----------------------------------------------------------------------------
                                                                      $25,137
-----------------------------------------------------------------------------

Banks and Money Services -- 1.2%
-----------------------------------------------------------------------------
Bank United Corp. Class A                                100           $2,725
NextCard Inc.*                                           200            5,775
-----------------------------------------------------------------------------
                                                                       $8,500
-----------------------------------------------------------------------------

Biotechnology -- 0.2%
-----------------------------------------------------------------------------
Vertex Pharmaceuticals, Inc.*                             50           $1,750
-----------------------------------------------------------------------------

Broadcasting and Cable -- 3.5%
-----------------------------------------------------------------------------
Entercom Communications Corp.*                           150           $9,900
Hispanic Broadcating Corp.*                               50            4,611
Infinity Broadcasting Corp.*                             233            8,432
Radio Unica Communications Corp.*                        100            2,887
-----------------------------------------------------------------------------
                                                                      $25,830
-----------------------------------------------------------------------------

Business Products & Services -- 10.0%
-----------------------------------------------------------------------------
American Management Systems, Inc.*                       200           $6,275
Cognex Corp*                                             200            7,800
Doubleclick Inc.*                                         52           13,159
Exchange Applications, Inc.*                             100            5,587
Freemarkets Inc.*                                         20           $6,826
Harte Hanks, Inc.                                        400            8,700
Iron Mountain, Inc.*                                     200            7,862
National Computer Systems, Inc.                          200            7,525
On Assignment, Inc.*                                     150            4,481
United Stationers, Inc.*                                 200            5,713
                                                                      $73,928
-----------------------------------------------------------------------------

Communications Equipment -- 8.7%
-----------------------------------------------------------------------------
Ditech Communications Co.*                               100           $9,350
Glenayre Technologies, Inc.*                           1,500           16,969
Pinnacle Holdings, Inc.*                                 200            8,475
Polycom Inc.*                                             50            3,184
Sycamore Networks, Inc.*                                  50           15,400
Tekelec*                                                 200            4,500
Terayon Communications Systems, Inc.*                    100            6,281
-----------------------------------------------------------------------------
                                                                      $64,159
-----------------------------------------------------------------------------

Communications Services -- 2.7%
-----------------------------------------------------------------------------
Sportsline USA Inc.*                                     150           $7,519
Z-Tel Technologies, Inc.*                                300           12,112
-----------------------------------------------------------------------------
                                                                      $19,631
-----------------------------------------------------------------------------

Computer Software -- 10.7%
-----------------------------------------------------------------------------
Breakaway Solutions, Inc.*                               100           $7,300
Brio Technology, Inc.*                                   100            4,200
CSG System International, Inc.*                          100            3,987
Great Plains Software, Inc.*                             200           14,950
Micros Systems, Inc.*                                    150           11,100
Peregrine Systems, Inc.*                                 100            8,263
Phoenix Technology Ltd.*                                 500            7,906
Smartdisk Corp.*                                         150            4,913
Tibco Software, Inc.*                                     50            7,650
Whittman-Hart Inc.*                                      100            5,363
Wind River Systems, Inc.*                                100            3,666
-----------------------------------------------------------------------------
                                                                      $79,298
-----------------------------------------------------------------------------

Education & Training Services -- 1.6%
-----------------------------------------------------------------------------
Apollo Group, Inc. Class A*                              125           $2,508
Devry, Inc.*                                             500            9,313
-----------------------------------------------------------------------------
                                                                      $11,821
-----------------------------------------------------------------------------

Electronics -- Semiconductors -- 8.7%
-----------------------------------------------------------------------------
Applied Micro Circuits Corp.*                             50           $6,363
Dallas Semiconductor Corp.                               200           12,888
Dupont Photomasks, Inc.*                                 150            7,238
Helix Technology Corp.                                   100            4,481
Micrel Inc.*                                             120            6,833
Microchip Technology Inc.*                               100            6,844
Millipore Corp.                                          300           11,587
Qlogic Corp.*                                             50            7,994
                                                                      $64,228
-----------------------------------------------------------------------------

Entertainment -- 1.1%
-----------------------------------------------------------------------------
Speedway Motorsports*                                    300           $8,344
-----------------------------------------------------------------------------

Financial -- Specialty -- 0.3%
-----------------------------------------------------------------------------
Profit Recovery Group International, Inc.*                75           $1,992
-----------------------------------------------------------------------------

Health Services -- 6.6%
-----------------------------------------------------------------------------
Haemonetics Corp. Mass.*                                 400           $9,525
Human Genome Sciences, Inc.*                              50            7,631
Medicalogic Inc.*                                        200            4,200
MiniMed, Inc.*                                           200           14,650
Province Healthcare Co.*                                 400            7,600
Sepracor Inc.*                                            50            4,959
-----------------------------------------------------------------------------
                                                                      $48,565
-----------------------------------------------------------------------------

Information Services -- 16.5%
-----------------------------------------------------------------------------
Acxiom Corp.*                                            400           $9,600
Affiliated Computer Services, Inc.*                      200            9,200
BISYS Group, Inc.*                                       135            8,809
Career Education Corp.*                                   50            1,919
Diamond Technology Partners, Inc. Class A*               200           17,187
Eclipsys Corp.*                                          200           $5,125
Hooper Holmes, Inc.                                      150            3,863
IDX System Corp.*                                        150            4,688
Jupiter Communications, Inc.*                            200            6,050
Medical Manager Corp.*                                    31            2,609
MedQuist Inc.*                                           200            5,162
Pegasus Systems, Inc.*                                   200           12,063
Provant Inc.*                                            400           10,100
Quotesmith.com Inc.*                                     300            3,413
Razorfish Inc.*                                          143           13,603
Scient Corp.*                                            100            8,644
-----------------------------------------------------------------------------
                                                                     $122,035
-----------------------------------------------------------------------------

Insurance -- 0.6%
-----------------------------------------------------------------------------
Reinsurance Group of America, Inc.                       172           $4,773
-----------------------------------------------------------------------------

Investment Services -- 1.5%
-----------------------------------------------------------------------------
Waddell & Reed Financial, Inc. Class A                   400          $10,850
-----------------------------------------------------------------------------

Lodging and Gaming -- 1.6%
-----------------------------------------------------------------------------
Mandalay Resort Group*                                   300           $6,038
Vail Resorts, Inc.*                                      300            5,381
-----------------------------------------------------------------------------
                                                                      $11,419
-----------------------------------------------------------------------------

Medical Products -- 2.9%
-----------------------------------------------------------------------------
Novoste Corp.*                                           300           $4,950
Resmed Inc.*                                             290           12,108
Steris Corp.*                                            400            4,125
-----------------------------------------------------------------------------
                                                                      $21,183
-----------------------------------------------------------------------------

Metals -- Minerals -- 1.2%
-----------------------------------------------------------------------------
Stillwater  Mining Co.*                                  275           $8,766
-----------------------------------------------------------------------------

Oil and Gas -- Equipment and Services -- 0.3%
-----------------------------------------------------------------------------
Core Laboratories NV*                                    100           $2,006
-----------------------------------------------------------------------------

Oil and Gas -- Exploration and Production -- 5.3%
-----------------------------------------------------------------------------
Cross Timbers Oil Co.                                    600           $5,437
EOG Resources, Inc.                                      100            1,756
Louis Dreyfus Natural Gas*                               200            3,625
Newfield Exploration Co.*                                210            5,618
Noble Affiliates, Inc.                                   200            4,287
Nuevo Energy Co.*                                        300            5,625
Santa Fe Snyder Corp.*                                   102              816
Stone Energy Corp.*                                       50            1,781
Titan Exploration, Inc.*                                 500            2,719
Varco International, Inc.*                               500            5,094
Vintage Petroleum, Inc.*                                 200            2,412
-----------------------------------------------------------------------------
                                                                      $39,170
-----------------------------------------------------------------------------

Publishing -- 1.1%
-----------------------------------------------------------------------------
Central Newspapers, Inc. Class A                         200           $7,875
-----------------------------------------------------------------------------

Restaurants -- 2.4%
-----------------------------------------------------------------------------
Applebee's International, Inc.                           300           $8,850
Sonic Corp.*                                             300            8,550
-----------------------------------------------------------------------------
                                                                      $17,400
-----------------------------------------------------------------------------

Retail -- Food and Drug -- 1.0%
-----------------------------------------------------------------------------
Duane Reade Inc.*                                        150           $4,134
Wild Oats Markets, Inc.*                                 150            3,328
-----------------------------------------------------------------------------
                                                                       $7,462
-----------------------------------------------------------------------------

Retail -- Specialty and Apparel -- 4.6%
-----------------------------------------------------------------------------
American Eagle Outfitters, Inc.*                          50           $2,250
Bed Bath & Beyond, Inc.*                                 200            6,950
Cutter & Buck Inc.*                                      200            3,037
The Men's Wearhouse, Inc.*                               512           15,040
Talbots Inc.                                             150            6,694
-----------------------------------------------------------------------------
                                                                      $33,971
-----------------------------------------------------------------------------

Software Servics -- 8.0%
-----------------------------------------------------------------------------
Advent Software, Inc.*                                   125           $8,055
ART Technology Group, Inc.*                              100           13,000
Broadbase Software, Inc.*                                100           11,250
Commerce One, Inc.*                                       20            3,930
E-Stamp Corp*                                            100            2,225
Proxicom Inc.*                                           100           12,431
Verity Inc*                                              200            8,513
-----------------------------------------------------------------------------
                                                                      $59,404
-----------------------------------------------------------------------------

Telecommunications -- 3.3%
-----------------------------------------------------------------------------
Adelphia Business Solutions, Inc.*                       200           $9,600
GRIC Communciations, Inc.*                               300            7,612
Next Level Communications, Inc.*                         100            7,488
-----------------------------------------------------------------------------
                                                                      $24,700
-----------------------------------------------------------------------------

Transportation -- 0.7%
-----------------------------------------------------------------------------
Swift Transportation, Inc.*                              300           $5,287
-----------------------------------------------------------------------------

Waste Management -- 0.5%
-----------------------------------------------------------------------------
Casella Waste Systems, Inc. Class A*                     200           $3,775
-----------------------------------------------------------------------------

Total Common Stocks -- 112.9%
(identified cost,  $570,828)                                         $833,495
-----------------------------------------------------------------------------

Other assets, less liabilities -- (12.9%)                             $95,527
-----------------------------------------------------------------------------

Total Net Assets -- 100%                                             $737,968
-----------------------------------------------------------------------------

* Non-income producing security

See notes to financial statements





Eaton Vance Emerging Growth Fund as of December 31, 1999

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of December 31, 1999

Assets
------------------------------------------------------------------------------
Investments, at value
  (identified cost, $570,828)                                         $833,495
Cash                                                                     9,964
Receivable for investments sold                                          5,415
Dividends receivable                                                       105
Receivable from investment adviser                                      33,119
Deferred organization expense                                              568
------------------------------------------------------------------------------
Total assets                                                          $882,666
------------------------------------------------------------------------------

Liabilities
------------------------------------------------------------------------------
Payable for investments purchased                                     $  5,752
Payable for fund shares redeemed                                       136,867
Accrued expenses                                                         2,079
------------------------------------------------------------------------------
Total liabilities                                                     $144,698
------------------------------------------------------------------------------
Net Assets for 32,606 shares of
beneficial interest outstanding                                       $737,968
------------------------------------------------------------------------------

Sources of Net Assets
------------------------------------------------------------------------------
Paid-in capital                                                       $323,622
Accumulated undistributed net realized gain on investments
  (computed on the basis of identified cost)                           151,492
Accumulated undistributed net investment income                            187
Unrealized appreciation of investments
  (computed on the basis of identified cost)                           262,667
------------------------------------------------------------------------------
Total net assets                                                      $737,968
------------------------------------------------------------------------------

Net Asset Value and
Redemption Price Per Share
------------------------------------------------------------------------------
($737,968 (divided by) 32,606 shares of
  beneficial interest outstanding)                                    $  22.63
------------------------------------------------------------------------------

Computation of Offering Price
------------------------------------------------------------------------------
Maximum offering price per share (100 (divided by) 94.25 of $22.63)   $  24.01
------------------------------------------------------------------------------




Statement of Operations

For the Year Ended
December 31, 1999
Investment Income
------------------------------------------------------------------------------
Income --
  Dividends                                                           $  1,058
------------------------------------------------------------------------------
Total investment income                                                  1,058
------------------------------------------------------------------------------
Expenses --
  Investment adviser fee                                              $  3,650
  Legal and accounting services                                         13,551
  Printing and postage                                                   3,517
  Custodian fees                                                         8,646
  Transfer and dividend disbursing agent fees                              534
  Amortization of organization expenses                                    280
  Service fees                                                           1,192
  Registration                                                           1,000
  Miscellaneous                                                          5,535
------------------------------------------------------------------------------
Total expenses                                                        $ 37,905
------------------------------------------------------------------------------
Deduct --
  Reduction of investment adviser fee                                 $  3,650
  Reduction of custodian fee                                             1,136
  Allocation of expenses to the investment adviser                      33,119
------------------------------------------------------------------------------
Total expense reductions                                              $ 37,905
------------------------------------------------------------------------------

Net expenses                                                          $      0
------------------------------------------------------------------------------

Net investment income                                                 $  1,058
------------------------------------------------------------------------------

Realized and Unrealized Gain (Loss) on Investments
------------------------------------------------------------------------------
Net realized gain on investments (identified cost basis) --           $259,360
------------------------------------------------------------------------------
Change in unrealized appreciation of investments                      $181,348
------------------------------------------------------------------------------
Net realized and unrealized gain on investments                       $440,708
------------------------------------------------------------------------------
Net increase in net assets from operations                            $441,766
------------------------------------------------------------------------------

See notes to financial statements





Eaton Vance Emerging Growth Fund as of December 31, 1999

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease)                                  Year Ended,        Year Ended
in Net Assets                                        December 31, 1999  December 31, 1998
-----------------------------------------------------------------------------------------
From operations --
  Net investment income                                       $  1,058           $    815
  Net realized gain (loss) on investments                      259,360            (13,361)
  Net change in unrealized appreciation of investments         181,348             61,105
-----------------------------------------------------------------------------------------
Net increase in net assets from operations                    $441,766           $ 48,559
-----------------------------------------------------------------------------------------
Distribution to shareholders --
  From net investment income                                  $   (871)          $(   887)
  From net realized gain                                       (92,176)                --
-----------------------------------------------------------------------------------------
Total distributions to shareholders                           $(93,047)          $(   887)
-----------------------------------------------------------------------------------------
Transactions in shares of beneficial interest --
  Proceeds from sale of shares                                $130,101           $ 19,989
  Net asset value of shares issued to
    shareholders in payment of
    distributions declared                                      29,728                253
  Cost of shares redeemed                                     (139,027)            (6,078)
-----------------------------------------------------------------------------------------
Increase in net assets from
  Fund share transactions                                     $ 20,802           $ 14,164
-----------------------------------------------------------------------------------------
Net increase in net assets                                    $369,521           $ 61,836
-----------------------------------------------------------------------------------------

Net Assets
-----------------------------------------------------------------------------------------
At beginning of year                                          $368,447           $306,611
-----------------------------------------------------------------------------------------
At end of year                                                $737,968           $368,447
-----------------------------------------------------------------------------------------
Accumulated undistributed net
  investment income included
  in net assets
-----------------------------------------------------------------------------------------
At end of year                                                $    187           $     --
-----------------------------------------------------------------------------------------

See notes to financial statements





Eaton Vance Emerging Growth Fund as of December 31, 1999

FINANCIAL STATEMENTS CONT'D
Financial Highlights
                                                                Year Ended December 31,
---------------------------------------------------------------------------------------------------
                                                        1999              1998(2)             1997
---------------------------------------------------------------------------------------------------
                                                                           >
Net asset value -- Beginning of year                 $12.440            $10.830            $10.000
---------------------------------------------------------------------------------------------------
Income (loss) from operations
---------------------------------------------------------------------------------------------------
Net investment income                                $ 0.034            $ 0.028            $ 0.017
Net realized and unrealized gain                      13.149              1.612              1.871
---------------------------------------------------------------------------------------------------
Total income from operations                         $13.183            $ 1.640            $ 1.888
---------------------------------------------------------------------------------------------------

Less distributions
---------------------------------------------------------------------------------------------------
From net investment income                           $(0.028)           $(0.030)           $    --
  From net realized gain                              (2.965)                --             (0.956)
  In excess of net realized gain                          --                 --             (0.102)
---------------------------------------------------------------------------------------------------

Total distributions                                  $(2.993)           $(0.030)           $(1.058)
---------------------------------------------------------------------------------------------------

Net asset value -- End of year                       $ 22.63            $12.440            $10.830
---------------------------------------------------------------------------------------------------

Total Return(1)                                       109.14%             15.16%             19.26%
---------------------------------------------------------------------------------------------------

Ratios/Supplemental Data *
---------------------------------------------------------------------------------------------------
Net assets, end of period (000 omitted)              $   738            $   368            $   307
Ratios (As a percentage of average net assets)
  Expenses                                              0.23%              0.13%              0.18%
  Expenses after custodian fee reduction                0.00%              0.00%              0.00%
  Net investment income                                 0.22%              0.25%              0.18%

Portfolio Turnover                                       149%               122%                 2%
---------------------------------------------------------------------------------------------------
  * For the years ended December 31, 1997, 1998 and 1999 the operating expenses of the Fund reflect a waiver of the investment adviser fee and an allocation of expenses to the investment adviser.
    Had such actions not been taken, net investment loss per share and the ratios would have been as follows:

Net investment loss per share                        ($1.094)           ($1.300)           ($0.900)
---------------------------------------------------------------------------------------------------
Ratios (As a percentage of average net assets):
  Expenses                                              7.79%              9.93%             10.31%
  Expenses after custodian fee reduction                7.56%              9.81%             10.13%
  Net investment loss                                  (7.34%)            (9.56%)            (9.95%)

(1) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.

(2) Net investment income per share was computed using average shares outstanding.

See notes to financial statements




Eaton Vance Emerging Growth Fund as of December 31, 1999

NOTES TO FINANCIAL STATEMENTS

1  Significant Accounting Policies
------------------------------------------------------------------------------
Eaton Vance Emerging Growth Fund (the Fund) is a diversified fund which is a series of Eaton Vance Special Investment Trust (the Trust). The Trust is an entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

A Investment Valuations -- Securities listed on foreign or U.S. securities exchanges or in the NASDAQ National Market System generally are valued at closing sale prices or, if there were no sales, at the mean between the closing bid and asked prices on the exchange where such securities are principally traded or on such National Market System. Unlisted or listed securities for which closing sale prices are not available are valued at the mean between the latest bid and asked prices on the principal market where the security was traded. An option is valued at the last sale price as quoted on the principal exchange or board of trade on which such option or contract is traded or, in the absence of a sale, at the mean between the last bid and asked prices. Futures positions on securities or currencies are generally valued at closing settlement prices. Short-term debt securities with a remaining maturity of 60 days or less are valued at amortized cost. Other fixed income and debt securities, including listed securities and securities for which price quotations are available, will normally be valued on the basis of valuations furnished by a pricing service. All other securities are valued at fair value as determined in good faith by or at the direction of the Trustees.

B Income -- Interest income is determined on the basis of interest accrued, adjusted for amortization of premium or discount when required for federal income tax purposes. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Fund is informed of the ex-dividend date.

C Federal Taxes -- The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is necessary. Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $3,810 as a long-term capital gain distribution for its taxable year ended December 31, 1999.

D Deferred Organization Expenses -- Costs incurred by the Fund in connection with its organization are being amortized on the straight-line basis over five years.

E Use of Estimates -- The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

F Expense Reduction -- Investors Bank & Trust Company (IBT) serves as custodian of the Fund. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balances the Fund maintains with IBT. All significant credit balances used to reduce the Fund's custodian fees are reported as a reduction of expenses on the Statement of Operations.

2  Distributions to Shareholders
------------------------------------------------------------------------------
It is the present policy of the Fund to make (A) at least one distribution annually (normally in December) of substantially all of the investment income earned by the Fund, less its expenses and (B) at least one distribution annually of substantially all of the capital gains realized by the Fund, if any. Distributions are paid in the form of additional shares of the Fund or, at the election of the shareholder, in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Generally accepted accounting principles require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in over-distributions only for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

3  Shares of Beneficial Interest
------------------------------------------------------------------------------
The declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                                          Year Ended         Year Ended
                                          December 31, 1999  December 31, 1998
------------------------------------------------------------------------------
Sales                                          7,770               1,831
Issued to shareholders electing to receive
  payment of distribution in Fund shares       1,487                  22
Redemptions                                   (6,258)               (558)
------------------------------------------------------------------------------
Net increase                                   2,999               1,295
------------------------------------------------------------------------------
At December 31, 1999, Eaton Vance Management owned 61% and another shareholder 16% of the outstanding shares of the Fund.

4  Investment Adviser Fee and
   Other Transactions with Affiliates
------------------------------------------------------------------------------
Eaton Vance Management (EVM) earns an investment adviser fee as compensation for management and investment advisory services rendered to the Fund. The fee is computed at the monthly rate of 0.0625% (0.75% per annum) of the Fund's average daily net assets up to $500 million and at reduced rates as daily net assets exceed that level. For the year ended December 31, 1999, the effective annual rate, based on average daily net assets, was 0.75%. EVM voluntarily waived the entire investment adviser fee for the period and also assumed $33,119 of additional Fund expenses.

Except as to Trustees of the Fund who are not members of EVM's organization, officers and Trustees receive remuneration for their services to the Fund out of such investment adviser fee. Certain of the officers and Trustees of the Fund are officers of the above organization.

Trustees of the Fund that are not affiliated with the Investment Adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended December 31, 1999, no fees have been deferred.

5  Line of Credit
------------------------------------------------------------------------------
The Fund participates with other portfolios and funds managed by Boston Management and Research (BMR) and EVM and its affiliates in a $150 million unsecured line of credit agreement with a group of banks. The Fund may temporarily borrow from the line of credit to satisfy redemption requests or settle investment transactions. Interest is charged to each portfolio or fund based on its borrowings at an amount above the Eurodollar rate or federal funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The Fund did not have any significant borrowings or allocated fees during the year ended December 31, 1999.

6  Service Plan
------------------------------------------------------------------------------
The Trustees of the Fund adopted a Service Plan designed to meet the requirement of Rule 12b-1 under the Investment Company Act of 1940 and service fee requirements of the sales charge rule of the National Association of Securities Dealers Inc. The Service Plan provides that the Fund may make service fee payments for personal services and/or the maintenance of shareholder accounts to the Principal Underwriter, Eaton Vance Distributors, Inc. (EVD), a subsidiary of EVM, Authorized Firms, and other persons in amounts not exceeding 0.25% of the Fund's average daily net assets for any fiscal year. The Trustees of the Trust have initially implemented the Plan by authorizing the Fund to make quarterly service fee payments to the Principal Underwriter and Authorized Firms in amounts not expected to exceed 0.25% of the Fund's average daily net assets for any fiscal year based on the value of Fund shares sold by such persons and remaining outstanding for at least twelve months. On October 4, 1999, the Trustees approved service fee payments equal to 0.25% per annum of the Fund's average daily net assets attributable to shares sold on or after October 12, 1999. During the year ended December 31, 1999, the Fund paid or accrued $1,192 under the Plan.

7  Investment Transactions
------------------------------------------------------------------------------
Purchases and sales of investments, other than U.S. Government Securities and short-term obligations, aggregated $736,282 and $670,194 respectively.

8  Federal Income Tax Basis of Investments
------------------------------------------------------------------------------
The cost and unrealized appreciation/depreciation in value of the investment securities owned at December 31, 1999, as computed on a federal income tax basis, are as follows:

   Aggregate cost                   $572,241
   -----------------------------------------
   Gross unrealized appreciation    $277,403
   Gross unrealized depreciation      16,149
   -----------------------------------------
   Net unrealized appreciation      $261,254
   -----------------------------------------

9  Name Change
------------------------------------------------------------------------------
Effective May 1, 1999, EV Traditional Emerging Growth Fund changed its name to Eaton Vance Emerging Growth Fund.



Eaton Vance Emerging Growth Fund as of December 31, 1999

INDEPENDENT ACCOUNTANTS' REPORT

To the Trustees and Shareholders
of Eaton Vance Emerging Growth Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and financial highlights present fairly, in all material respects, the financial position of Eaton Vance Emerging Growth Fund, formerly the EV Traditional Emerging Growth Fund (the "Fund") at December 31, 1999, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 9, 2000



Eaton Vance Emerging Growth Fund as of December 31, 1999

INVESTMENT MANAGEMENT

Officers

James B. Hawkes
President and Trustee

Edward E. Smiley, Jr.
Vice President and
Portfolio Manager

Michael B. Terry
Vice President

James L. O'Connor
Treasurer

Alan R. Dynner
Secretary


Trustees

Jessica M. Bibliowicz
President and Chief Executive Officer,
National Financial Partners

Donald R. Dwight
President, Dwight Partners, Inc.

Samuel L. Hayes, III
Jacob H. Schiff Professor of Investment Banking, Emeritus
Harvard University Graduate School of
Business Administration

Norton H. Reamer
Chairman and Chief Executive Officer,
United Asset Management Corporation

Lynn A. Stout
Professor of Law,
Georgetown University Law Center

Jack L. Treynor
Investment Adviser and Consultant



Investment Adviser and Administrator of
Eaton Vance Emerging Growth Fund
Eaton Vance Management
The Eaton Vance Building
255 State Street
Boston, MA 02109

Principal Underwriter
Eaton Vance Distributors, Inc.
The Eaton Vance Building
255 State Street
Boston, MA 02109
(617) 482-8260

Custodian
Investors Bank & Trust Company
200 Clarendon Street
Boston, MA 02116

Transfer Agent
PFPC Global Fund Services
Attention:  Eaton Vance Funds
P.O. Box 5123
Westborough, MA 01581-5123

Independent Accountants
PricewaterhouseCoopers LLP
160 Federal Street
Boston, MA  02110


Eaton Vance Emerging Growth Fund
The Eaton Vance Building
255 State Street
Boston, MA 02109

-----------------------------------------------------------------------------
This report must be preceded or accompanied by a current prospectus which contains more complete information on the Fund, including its sales charges and expenses. Please read the prospectus carefully before you invest or send money.
-----------------------------------------------------------------------------

164-12/99                                                       T-EGSRC-12/99